WILLIAM BLAIR FUNDS

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2009

The following disclosure is added to the “Additional Information About the Funds” section of the Statement of Additional Information.

Conversion Privilege.  Class N shareholders who are eligible to invest in Class I shares may request a conversion of their Class N shares to Class I shares of the same Fund, and Class I shareholders who are eligible to invest in Class N shares may request a conversion of their Class I shares to Class N shares of the same Fund, if such class is offered in the shareholder’s state of residence.  For federal income tax purposes, a same-Fund conversion is not expected to result in the realization by the investor of a capital gain or loss.

Dated:  July 29, 2009

WILLIAM BLAIR FUNDS
222 West Adams Street
Chicago, Illinois  60606

Please retain this supplement with the Statement of Additional Information for future reference.